Semnur Pharmaceuticals

Getting Back to Normal

Corporate Presentation

Semnur Pharmaceuticals™

Wholly Owned Subsidiary of Scilex Holding Company (NASDAQ: SCLX)

Safe Harbor Statements Forward-Looking Statements

Semnur Pharmaceuticals™
Getting Back to Normal

Certain statements contained in this corporate presentation (this "Presentation"), along with certain statements that may be made by management of Semnur Pharmaceuticals ("Semnur") orally in presenting this material, are or may be considered "forward-looking statements". These statements can be identified by the fact that they do not relate strictly to historic or current facts. Forward-looking statements are typically identified by words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," "potential," "projected" and other words and terms of similar meaning (including the negative of any of the foregoing) in connection with any discussion of future operating or financial performance or condition, but the absence of these words does not mean that a statement is not forward-looking. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Semnur cautions that these statements are based upon information available as of the date of this Presentation and the current beliefs and expectations of Semnur's management and are subject to significant risks, uncertainties and assumptions, and involve a number of judgements. Statements regarding future actions, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA's or other regulatory review and/or approval and commercial launch and sales results (if any) of Semnur's formulations and product candidate and regulatory filings related to the same, financial projections and targets, business strategy and plans and objectives for future operations may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events.

Semnur undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this Presentation or to conform these statements to actual results or to changes in Semnur's expectations, whether as a result of new information, future events, inaccuracies that become apparent after the date hereof or otherwise, except as may be required under applicable securities laws.

Industry and Market Data

Certain data in this Presentation was obtained from various external sources, and neither Semnur nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither Semnur nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this Presentation. Such data involves risks and uncertainties and is subject to change based on various factors.

Trademarks

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Solely for convenience, trademarks, trade names and service marks referred to in this Presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. Such use should not be construed as an endorsement of the products or services of Semnur.

Important Information and Where to Find It

This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed business combination with Denali Capital Acquisition Corp. ("Denali"), as more fully described elsewhere in this Presentation, Denali intends to file a Registration Statement on Form S-4 (the "Registration Statement"), which will include a document that serves as a prospectus and proxy statement of Denali, referred to as the proxy statement/prospectus.

Safe Harbor Statements Forward-Looking Statements

Semnur Pharmaceuticals™
Getting Back to Normal

After the Registration Statement is declared effective by the SEC, the proxy statement/prospectus will be sent to all Denali shareholders as of a record date for the meeting of Denali shareholders to be established for voting on the proposed business combination. Denali will also file other documents regarding the proposed transaction with the SEC. This Presentation does not contain all of the information that will be contained in the proxy statement/prospectus or other documents filed or to be filed with the SEC. Investors and securityholders of Denali are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that Denali files with the SEC when, and if, they become available because they will contain important information about Denali, Semnur and the proposed transaction. Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Denali through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation
Denali and its directors and executive officers may be deemed participants in the solicitation of proxies from Denali's shareholders in connection with the transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph. Semnur and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Denali in connection with the proposed transaction. Information about Semnur's directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction.

Non-Solicitation
This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Denali, Semnur the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

History of Semnur Pharmaceuticals

- Semnur was founded in 2013 with Series A $30MM investment from Canaan Partners, Frazier Healthcare, and Vivo Capital.
- On March 22, 2019, Scilex Pharmaceuticals Inc. closed a transaction to merge with Semnur Pharmaceuticals, Inc. to form a new company, Scilex Holding Company, to create a global leader in non-opioid pain management company.
- Scilex Holding Company (Nasdaq: SCLX) went public through a business combination with a special purpose acquisition company (Vickers Vantage Corp. I) in November 2022.

Investors

Canaan Partners

Canaan Partners is a global venture capital firm that invests in entrepreneurs with visionary ideas that improve the way we live our lives. Since 1987 and with $3.4 billion under management, the firm has catalyzed the growth of disruptive technology startups and healthcare companies revolutionizing the practice of medicine.

Frazier Healthcare

Frazier Healthcare, founded in 1991 to invest exclusively in healthcare, is a leading provider of growth equity and venture capital to emerging health care companies. With over $2 billion under management across seven private investment funds, Frazier Healthcare has invested in over 150 companies across the entire healthcare business development spectrum. From seed stage venture investments to leveraged buyouts of highly profitable businesses, Frazier Healthcare has established itself among entrepreneurs and seasoned executives as a preferred partner to help create and grow successful health care companies.

Vivo Capital

Founded in 1996, Vivo Capital is a healthcare investment firm focused on investing in and building high quality companies in the U.S. and China. With more than $1 billion under management, Vivo employs a unique multi-pronged strategy of identifying and working with companies with promising development stage and commercial stage therapeutic products in the U.S. and revenue stage companies in China.

Semnur Pharmaceuticals Merger with Denali Acquisition Corporation

Semnur Pharmaceuticals™
Getting Back to Normal

- Semnur Pharmaceuticals, Inc., a Wholly Owned Subsidiary of Scilex Holding Company (Nasdaq: SCLX), and Denali Capital Acquisition Corp. (Nasdaq: DECA) Announce Signing of a Merger Agreement for a Proposed Business Combination.
  - On August 30, 2024, Semnur Pharmaceuticals, Inc. ("Semnur"), a wholly owned subsidiary of Scilex Holding Company (Nasdaq: SCLX, "Scilex"), and Denali Capital Acquisition Corp. (Nasdaq: DECA, the "SPAC") announced the signing of an agreement and plan of merger for a proposed business combination (the "Business Combination Agreement"), which provides for a pre-transaction equity value of Semnur of $2.5 billion.
  - The proposed business combination would create a publicly traded biopharma company and further provide investment into Semnur for the development of a non-opioid product, SP-102 (10 mg injectable dexamethasone sodium phosphate viscous gel), or SEMDEXA™, a Phase 3 novel non-opioid, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, with FDA Fast Track status.
  - Based on the independent market research conducted by Syneos Health Consulting in 2020 and 2021, given the potential substantial utilization of SP-102 (SEMDEXA™), by the 5th year of launch, sales of SEMDEXA™ in sciatica are projected to reach $1.5 billion to $2.0 billion annually.
  - Scilex is expected to be the majority holder of the combined company following completion of the proposed business combination, which is expected to close by the first quarter of 2025; the combined company will be led by a management team with proven track record in industry experience.
  - As previously disclosed, the Board of Directors of Scilex approved a resolution to authorize a potential dividend of up to 10% of Scilex's ownership interest in Semnur in connection with certain transactions, including a merger, subject to the registration of Semnur's common stock (or such securities, property or other assets into which or for which such stock may be exchanged or converted in such a transaction) with the Securities and Exchange Commission ("SEC"). No record date has been set for such dividend and the Scilex board of directors may determine not to proceed with such dividend.

SP-102 Market Opportunity

Semnur Pharmaceuticals™
Getting Back to Normal

Developing SP-102 as a non-opioid injectable therapeutic for sciatica
Novel viscous gel formulation, optimized for epidural injection
Novel biocompatible excipient enables extended local effect

On track to be the first FDA-approved epidural steroid product for sciatica
Currently used products are off-label and contain potentially neurotoxic preservatives, particulates, surfactants or solvents. Compounded epidural steroids led to >70 deaths in 2012 due to fungal contamination

Large market over 12 million epidural steroid injections per year in U.S.
Bigger opportunity than knee intra-articular OA injections, with no direct competition Established reimbursement route for the most frequently performed pain procedure

Phase 3 CLEAR trial completed
Fast Track status granted by FDA

Strong proprietary platform with issued IP and high barriers to entry for competitors or generics
Method of use patent granted and formulation patent approved. Complex manufacturing process and know-how for excipient and sterile viscous gel products

Epidural Steroid Injections (ESI) for Chronic Back Pain

Semnur Pharmaceuticals™
Getting Back to Normal

One of the Most Common Medical Procedures / Top Pain Procedures

Strong Growth Rate, Evidenced by Medicare Procedure Volumes (MM)



Lumbar/Sacral Interlaminar
Lumbar/Sacral Transforaminal
Cervical/Thoracic Interlaminar
Cervical/Thoracic Transforaminal
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Medicare Overall ESI Injection Volume[1]

1. ESIs widely reimbursed as procedure to delay or avoid back surgery
2. Transforaminal ESI route (used in C.L.E.A.R. trial) majority of Total ESI procedures
3. Over 12 million ESI pain procedures per year, greater than all Cardiovascular and GI procedures

1. Syneos Health Consulting/Campbell Alliance market research (Estimated)

Fungal Meningitis Outbreaks with Compounded Steroid Formulations


Newsweek
THE KILLER PHARMACY
INSIDE A MEDICAL MASS MURDER CASE

Meningitis outbreak caused by compound pharmacy produced steroids for epidural injections, contaminated with *Aspergillus fumigatus*, infected more than 800 people across 20 states in 2012, 64 of whom died.



By Kurt Eichenwald / April 16, 2015
http://www.newsweek.com/2015/04/24/inside-one-most-murderous-corporate-crimes-us-history-322665.html#.VTLglv4aBsI.mailto

History of Serious Spinal Adverse Events Associated with ESIs:
Resulting FDA Warning in All Injectable Corticosteroid Product Labels

Semnur Pharmaceuticals™
Getting Back to Normal

1997-2014	90 serious (including fatal) neurological events following ESIs reported to FAERS
2014	FDA required warning for all injectable corticosteroid product labels "…injection of corticosteroids into the epidural space of the spine may result in rare but serious adverse events, including loss of vision, stroke, paralysis, and death."
2015	FDA convened panel of experts (Multidisciplinary Working Group –MWG) for Safe Use Initiative (SUI) to review existing evidence regarding neurological complications and publish recommendations to prevent neurological complications after ESIs

Serious neurologic AEs are associated with particulate steroids in particular; non-particulate steroids are recommended for ESI injections, but duration of pain relief is brief.

Reference: Cohen SP. Clin J Pain 2021;37:707–717
Reference: Nebojsa Nick Knezevic, MD, PhD Presentation on May 5, 2022 - Results from a Pivotal Phase 3, DB, R,Placebo-controlled, Multicenter Trial of SP-102, a Novel Dexamethasone Injectable Formulation, for the Treatment of Patients with Lumbosacral Radiculopathy (Sciatica)

SP-102 (SEMDEXA) Pharmacokinetic Bridging Trial

- Epidural SP-102 injection was well tolerated
- Not associated with greater systemic dexamethasone exposure than IV dexamethasone at the same dose 10 mg (Reference Listed Drug)
  - Equivalent AUC
  - Lower mean plasma C_{max} (~ 50% lower)
- Both treatments had similar PD effects on cortisol suppression, blood glucose, and WBC levels.
- Trial supports 505(b)(2) NDA, bridging to known systemic safety of FDA approved IV dose.


Original

The pharmacokinetics and pharmacodynamics of dexamethasone following epidural SP-102 or intravenous dexamethasone sodium phosphate injection in subjects with lumbosacral radicular pain

What is known about this subject

SP-102 (SEMDEXA) Phase 2: Repeat Dose PD trial

Semnur Pharmaceuticals™
Getting Back to Normal

- The repeat injection had similar effects on cortisol suppression time (~5 days), glucose levels and WBC count. No cumulative effect.
- There were no SAEs or discontinuations due to adverse events.
- SP-102 provided prolonged pain relief, with preliminary evidence of greater efficacy after repeat injection.


Journal of Pain Research
Dovepress
ORIGINAL RESEARCH
Repeat Epidural Injections of SP-102 (Dexamethasone Sodium Phosphate Injectable Gel) in Subjects with Lumbosacral Radiculopathy
Richard Radnovich
Chris Ambrose
Elizabeth Stannard
Dmitri Lissin
Purpose:
Methods:
Results:
Conclusion:
Clinical Trial Identifier:
Keywords:
Introduction

SP-102 (SEMDEXA) C.L.E.A.R. Trial Schema

Semnur Pharmaceuticals™
Getting Back to Normal

Inclusion

- Radicular leg pain episode (4-9 NPRS)
- MRI confirmed
- No prior ESI (epidural steroid injection)
- No opioids or NSAIDs
- Stable, >4 avg NPRS pain in 21d screening


Follow-up period
D3
W2
W4
W8
W12
W16
W20
W24
Open-label SP-102 –
Anytime between W4 and W20
D3
W2
W4
W8
W12
W16
W20
W24
Double-blind
Randomized 1:1
SP-102 or
Placebo

Primary Endpoint
Change in mean leg pain (NPRS) over first 4 weeks

Secondaries (W2, W4, W8, W12)
Leg pain (NPRS, avg & worst pain), disability (ODI), time to repeat injection

SP-102 (SEMDEXA) C.L.E.A.R. Trial Met Primary Endpoint

(Corticosteroid Lumbar Epidural Analgesia in Radiculopathy)

- Largest prospective, double-blind, randomized study in Sciatica (n=401)
- The trial met primary, key secondary and other secondary endpoints with statistical significance over placebo in ITT and mITT populations
  - Meaningful Standardized Effect Size (ITT 0.28, mITT 0.68)
  - Improvement in efficacy responses observed for mITT population when patients receive a fluoroscopically verifiable injection (needle placement and contrast flow), consistent with clinical practice.
- Achieved all study objectives, up to 3 months duration of effect with a single injection
- Demonstrated safety profile of SP-102

Primary Endpoint (mITT)


Change in Average Daily Pain in Affected Leg
Numeric Pain Rating Scale, LS Mean
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
Week 1
Week 2
Week 3
Week 4
Placebo
n=189
SP-102
n=154

Comparison: SP-102 vs. Placebo	
Over 4 Weeks, LS Mean (SE)	-1.08 (0.17)
95% CI	-1.42, -0.75
p-value	<0.001***

The analysis used a restricted maximum likelihood (REML) based mixed model for repeated measures (MMRM) with fixed effects for treatment (SP-102 or placebo), week, site, Pain Catastrophizing Scale group (<30 or ≥30), baseline averaged daily leg pain score, and treatment-by-week interaction.

SP-102 (SEMDEXA) C.L.E.A.R. Trial Secondary Endpoints (ITT)

- Key Secondary Endpoint
  - The Oswestry Disability Index (ODI) - gold standard for measuring degree of disability and estimating quality of life, contains 10 topics concerning intensity of pain, lifting, ability to care for oneself, ability to walk, ability to sit, sexual function, ability to stand, social life, sleep quality, and ability to travel.
  - Mean change in ODI from baseline, the LS mean treatment difference (SE) for SP-102 was -3.38 (1.388) units [95% CI: -6.11, -0.65] compared to placebo (P=0.015).
  - ODI -8.88 point reduction from baseline exceeds the established[1] minimal clinically important difference of -8.
- Other secondary endpoints
  - Worst pain in affected leg at Week 4 (P=0.004) and over 4 weeks (P=0.001),
  - Average pain in lower back (P=0.035),
  - BPI-SF for pain severity (P=0.003) and pain interference (P=0.049),
  - PGIC (P<0.001) and CGIC (P<0.001),
  - Proportion of patients achieving 30% response (P=0.002)

[1]Maughan EF, Lewis JS. Outcome measures in chronic low back pain. Eur Spine J 2010;19(9):1484-94.

SP-102 (SEMDEXA) C.L.E.A.R. Trial – Effect Duration and Safety


SP-102 Time to Repeat Injection (Return of Moderate-Severe Pain)
Month 1
Month 2
Month 3
Month 4
Month 5
Primary Endpoint
Allowance for Open-Label Repeat Injection of SP-102

- SP-102 showed continued reduction of pain beyond one month, and the median time to open-label repeat injection was 84 days (ITT, 95% CI: 71, 100 days) according to a Kaplan-Meier estimation.
- By contrast, off-label injectable steroids typically provide pain relief for periods ranging from less than a week and up to one month, and then a repeat injection may be required.

SP-102 (SEMDEXA) C.L.E.A.R. Safety Summary

Semnur Pharmaceuticals™
Getting Back to Normal

- No AEs of special interest (paraplegia, hematoma, infection)
- No SAEs related to drug or injection procedure
- No meaningful differences in physical examinations, vital signs, or laboratory parameters between treatment groups

TEAEs Prior to Second Injection	SP-102 (N=202) Subjects n (%)	SP-102 (N=202) Events n	Placebo (N=199) Subjects n (%)	Placebo (N=199) Events n
Any TEAE	60 (29.7)	104	42 (21.1)	68
TEAE with >2% Incidence				
Headache	13 (6.4)	17	11 (5.5)	11
Injection site pain	4 (2.0)	4	0	0
Upper respiratory tract infection	2 (1.0)	2	4 (2.0)	4
Hypertension	4 (2.0)	4	1 (0.5)	2

SP-102 Milestones

1. Toxicology program complete
2. Pharmacokinetic bridge established to Reference Listed Drug
3. Phase II, additional PK / PD / Safety of repeat injection trial completed
4. CLEAR Trial completed
5. NDA 505(b)(2) application confirmed

SP-102 Milestones

Semnur Pharmaceuticals™
Getting Back to Normal

- **Open-Label Safety Trial Q4-2024 to 1H-2026**
  - Open-Label Safety Trial
    - Up to three SP-102 injections over 24 weeks in Subjects with Lumbosacral Radicular Pain (Sciatica).
    - All subjects are followed for 24 weeks after the last injection.
- **Trials to enroll ~ 650 subjects to achieve safety database of 1,000 patients**

Scilex Commercial Capabilities to Launch SP-102

Semnur Pharmaceuticals™
Getting Back to Normal


Chief Commercial Officer
Marketing Director
Sr PM + Marketing Support (N=3)
Analytics & Forecasting Director
Senior Analyst
Head of Market Access
Account Managers & Support Staff (N=7)
Director Sales Training
Regional Field Trainers (N=6)
Sales Ops Director
Senior Analyst
National Sales Director
Regional Business Directors (N=7)
Territory Business Managers (N=70)

Regional Business Directors combined 50+ years of sales experience in Pain therapeutic area from companies including Depomed, and Endo

SEMDEXA (SP-102) Expected to be the First Product Approved to Treat Sciatica

- SP-102 is a preservative free, surfactant free and particulate free viscous gel formulation of dexamethasone for sciatica (lumbosacral radicular pain).
- Extended local effect provides durable pain relief and significant improvement in functioning from a single injection with rapid onset.
- Improvement against placebo over 4 weeks and continued effect over 12 weeks with reduced use of rescue therapy.
- Good safety profile for single and repeat injections.
- Common epidural delivery by minimally invasive procedure conducted in outpatient pain clinics.
- Stable at refrigerated temperature in a prefilled syringe.


SEMDEXA™
SEMDEXA™
Semnur Pharmaceuticals



Semnur Pharmaceuticals Management Team

Semnur Pharmaceuticals™
Getting Back to Normal



Jaisim Shah
Chief Executive & President

- 25+ years of management experience in large Pharma and Biotech. Executive at Roche, BMS, Pfizer, PDL



Henry Ji, PhD
Executive Chairman

- 25+ years of experience in the biotechnology and life sciences industry
- Founder & CEO & Chair of Sorrento Therapeutics



Dmitri Lissin, MD
Chief Medical Officer

- 20+ years in clinical development in pain & CNS diseases



Steve Lincoln
Interim GC and Chief Compliance Officer

- 20+ years in industry, with expertise in legal/compliance and international partnering



Suresh Khemani
Interim Chief Commercial Officer

- 25+ years of senior management experience in the industry



Suketu Desai
Chief Technology Officer

- 25+ years in manufacturing / CMC, with expertise in viscous solution products



Stephen Ma
Chief Financial Officer

- 15+ years in industry, with expertise in financing, strategic planning, public offering, and M&A transactions

Summary Investment Highlights

Semnur Pharmaceuticals™
Getting Back to Normal

- ✓ Scilex Launched 3 FDA-approved Non-Opioid Management Products
- ✓ Worldwide Commercial Rights to SP-102
- ✓ Strong Proprietary Platform with Issued IP and High Barriers to Entry and Replace
- ✓ Scilex Established Reimbursement Access
- ✓ Blockbuster Potential With Limited Capital Required for Commercialization